UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                           _________________________

     Date of Report (date of earliest event reported):  DECEMBER 17, 2004


                       WAUSAU-MOSINEE PAPER CORPORATION
            (Exact name of registrant as specified in its charter)


         WISCONSIN                  1-13923                   39-0690900
      (State or other          (Commission File              (IRS Employer
      jurisdiction of               Number)                 Identification
      incorporation)                                            Number)

                                100 PAPER PLACE
                            MOSINEE, WI 54455-9099
         (Address of principal executive offices, including Zip Code)

                                (715) 693-4470
             (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT


SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   BASE SALARIES

      On December 17, 2004, the Compensation Committee established 2005 base salaries for the following executive officers:

Name and Title                                               2005 Base Salary

Thomas J. Howatt
President and CEO                                               $700,000

Stuart R. Carlson
Executive Vice President, Administration                        $334,000

Albert K. Davis
Senior Vice President, Specialty Paper                          $295,000

Scott P. Doescher
Senior Vice President, Finance                                  $270,000

Dennis M. Urbanek
Senior Vice President, Engineering and Environmental Services   $252,000



                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WAUSAU-MOSINEE PAPER CORPORATION



Date:  February 14, 2005            By:    SCOTT P. DOESCHER
                                           Scott P. Doescher
                                           Senior Vice President, Finance